Mutual Funds	Summary Prospectus

Nuveen International Responsible Equity Fund

FEBRUARY 27, 2026, AS SUPPLEMENTED MAY 1, 2026

Class:	Class A	Class I	Premier	Class R6	Retirement
Ticker:	TSORX	TSOHX	TSOPX	TSONX	TSOEX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling 800-257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 27, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall foreign equity markets while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 125 of the

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Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 104 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class

Management fees	0.30%		0.30%		0.30%	0.30%	0.30%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—
Other expenses	0.16%	[1]	0.07%	[1]	0.04%	0.03%	0.28%
Total annual Fund operating expenses	0.71%		0.37%		0.49%	0.33%	0.58%
Waivers and expense reimbursements[2]	(0.13)%		(0.13)%		(0.13)%	(0.13)%	(0.13)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.58%		0.24%		0.36%	0.20%	0.45%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.75% of average daily net assets for Class A shares; (ii) 0.55% of average daily net assets for Class I shares; (iii) 0.55% of average daily net assets for Premier Class shares; (iv) 0.40% of average daily net assets for Class R6 shares; and (v) 0.65% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees. Teachers Advisors, LLC has also agreed to waive fees and/or reimburse expenses to reduce the maximum Total annual operating expenses detailed above for each class of the Fund by 0.13%. This waiver and/or reimbursement arrangement may be terminated or modified prior to July 31, 2028 only with approval of the Board of Trustees.

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Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class
1 year	$631	$25	$37	$20	$46
3 years	$760	$88	$127	$75	$155
5 years	$919	$177	$244	$155	$294
10 years	$1,380	$438	$587	$388	$697

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers that meet the Fund’s ESG criteria. For these purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics. The Fund attempts to achieve the return of the foreign equity markets, as represented by its benchmark index, the MSCI EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE Index”), while taking into consideration certain ESG criteria, which include criteria relating to carbon intensity and fossil fuel reserves. See “Additional information about the Fund’s benchmark index” in the non-summary portion of the Prospectus for more information about the Fund’s benchmark. Fund holdings may be denominated in U.S. dollars or non-U.S. dollar currencies. For purposes of the 80% investment

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policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

When selecting investments for the Fund, Teachers Advisors, LLC (“Advisors”), the Fund’s investment adviser, considers certain ESG criteria. The ESG criteria are generally implemented based on data provided by independent research vendor(s). The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The Fund will not generally invest in companies significantly involved in certain business activities, including but not limited to the production of alcohol, tobacco, military weapons, firearms, thermal coal, adult entertainment, arctic oil and gas, oil sands extraction, for-profit prisons and gambling products and services.

In addition to the overall ESG performance evaluation, the Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon intensity and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry. The determination of leadership criteria takes into consideration company carbon intensity in relative terms (e.g., tons of carbon emitted per unit of economic output such as sales). Reserves are fossil fuel deposits that have not yet been extracted. Evidence of fossil fuel reserves ownership includes company disclosure and statements regarding ownership.

After the ESG evaluation process is conducted, Advisors then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the benchmark index. Under these quantitative investment techniques, the Fund uses a risk model to evaluate the stocks in which the Fund may invest and to inform the construction of a broadly diversified group of stocks.

While Advisors generally invests in companies that meet the ESG criteria, it is not required to invest in every company that meets these criteria. In addition, concerns with respect to one ESG assessment category may not automatically eliminate an issuer from being considered an eligible Fund investment. The ESG

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criteria the Fund takes into consideration are non-fundamental investment policies and may be changed without the approval of the Fund’s shareholders.

The Board of Trustees of the Trust or a designated committee thereof (“Board of Trustees”) reviews the ESG criteria used to evaluate securities held by the Fund and the ESG vendor(s) that provide the data that help inform these criteria. Subject to Board review, Advisors has the right to change the ESG vendor(s) at any time and to add to the number of vendors providing the ESG data.

Investing on the basis of ESG criteria is qualitative and subjective by nature. There can be no assurance that every Fund investment will meet ESG criteria, or will do so at all times, or that the ESG criteria or any judgment exercised by Advisors will reflect the beliefs or values of any particular investor.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• ESG Risk—The risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

• Low-Carbon Risk—The risk that because the Fund’s investment strategy includes a special emphasis on companies with low current carbon intensity and an absence of fossil fuel reserves ownership, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the financials and industrials sectors, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory,

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currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies located in Japan, although this may change over time. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Benchmark Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

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• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class and Class A over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

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For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen International Responsible Equity Fund

Best quarter: 18.24%, for the quarter ended December 31, 2022. Worst quarter: -22.29%, for the quarter ended March 31, 2020.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025

Class name (Inception date)	One year	Five years	Ten years
Class R6 (08/07/2015)
Return before taxes	28.59%	8.58%	8.33%
Return after taxes on distributions	25.87%	7.60%	7.62%
Return after taxes on distributions
and sale of Fund shares	17.10%	6.54%	6.63%
Class I (12/04/2015)
Return before taxes	28.63%	8.49%	8.24%
Premier Class (08/07/2015)
Return before taxes	28.44%	8.41%	8.15%
Retirement Class (08/07/2015)
Return before taxes	28.31%	8.32%	8.06%
Class A (08/07/2015)*
Return before taxes	20.77%	6.98%	7.34%

MSCI EAFE® Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)	31.22%	8.92%	8.18%

Current performance of the Fund’s shares may be higher or lower than that shown above.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Teachers Advisors, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Senior Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2015	since 2022	since 2024

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca

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Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

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Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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